Exhibit (a)(1)(viii)

Amended Letter of Transmittal

to Tender Shares of Common Stock

(including Series A Junior Participating Preferred Stock Rights)

Pursuant to the Offer to Purchase Dated June 17, 2013, as amended and supplemented on July 10, 2013

(the “Offer to Purchase”)

by

SMITH & WESSON HOLDING CORPORATION

of

Up to 6,818,181 Shares of its Common Stock at a Purchase Price of $11.00 per Share

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EVENING OF TUESDAY, JULY 23, 2013, UNLESS THE OFFER IS FURTHER EXTENDED OR WITHDRAWN (SUCH DATE, AS IT MAY BE FURTHER EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Offer is:

INTERWEST TRANSFER COMPANY, INC.

By Overnight Delivery or By Hand Delivery: Interwest Transfer Company, Inc. 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117	By Mail: Interwest Transfer Company, Inc. P.O. Box 17136 Salt Lake City, UT 84117

By Facsimile Transmission:

For Eligible Institutions only: (801) 277-3147

Confirm Facsimile Receipt by Telephone:

(801) 272-9294

Delivery of this Amended Letter of Transmittal to an address other than as set forth above, does not constitute a valid delivery to Interwest Transfer Company (the “Depositary”), the Depositary for the Offer. You must sign this Amended Letter of Transmittal in the appropriate space provided therefor and complete the accompanying IRS Form W-9 or an appropriate IRS Form W-8, as applicable.

THE INSTRUCTIONS SET FORTH IN THIS AMENDED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS AMENDED LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Book-Entry Shares Tendered

Total Shares
* Need not be completed if transfer is made by book-entry stockholders. ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

This Amended Letter of Transmittal is to be used by stockholders of Smith & Wesson Holding Corporation, a Nevada corporation (“S&W”), either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (the “Book-Entry Transfer Facility”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver to the Depositary either the certificates for, or comply with the book-entry transfer procedures on a timely basis with respect to, their Shares and all other documents required hereby, on or prior to the Expiration Time may tender their Shares in accordance with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN, OR DESTROYED. SEE INSTRUCTION 10.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO AN AMENDED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH AMENDED NOTICE OF GUARANTEED DELIVERY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box: ☐

DTC Account Number:

Transaction Code Number:

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:

☐ Check

☐ Share certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification Number)

☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Purchase Price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that specified above.

Issue:

☐ Check

☐ Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification Number)

CONDITIONAL TENDER

(See Instruction 11)

As described in the Offer to Purchase, a tendering stockholder may condition his or her tender of Shares upon S&W purchasing all or a specified minimum number of the Shares tendered. Unless at least the minimum number of Shares you indicate below is purchased by S&W pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Stockholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any stockholder tendering Shares. Unless the following box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased from me/us, if any are purchased from me/us, is: Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, S&W may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Shares and checked the following box:

☐	The tendered Shares represent all Shares held by the undersigned.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to S&W, which is offering to purchase for cash up to 6,818,181 shares of its common stock, par value $0.001 per share (the “Shares”), together with the associated rights to purchase Series A Junior Participating Preferred Stock of S&W, par value $0.001 per share, issued pursuant to the Rights Agreement, dated August 25, 2005, between S&W and Interwest Transfer Company, Inc., as Rights Agent, at a price of $11.00 per Share, net to the seller in cash, without interest, but subject to applicable withholding taxes (the “Purchase Price”), upon the terms and subject to the conditions described in the Offer to Purchase and in this Amended Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is further extended, amended, or earlier terminated, the terms of any such extension, amendment or termination), subject to, and effective upon, acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, S&W all right, title, and interest in and to all of the Shares that are being tendered herewith and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares, to (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of S&W, (ii) present such Shares for transfer on the books of S&W, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the tendered Shares, and that when the same are accepted for payment by S&W, S&W will acquire good title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions, and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be declared, paid, issued, distributed, made, or transferred on or in respect of such Shares to stockholders of record on or prior to the date on which the Shares are taken up and paid for under the Offer shall be for the account of such stockholders. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or S&W to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby to S&W.

All authority conferred or agreed to be conferred in this Amended Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors, and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of the Shares hereby is irrevocable.

The undersigned hereby acknowledges that delivery of any Share certificate shall be effected, and risk of loss and title to such Share certificate shall pass, only upon the proper delivery of such Share certificate to the Depositary.

The undersigned hereby acknowledges that (a) it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the “Exchange Act”) for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless, at the time of tender and at the end of the proration period or period during which Shares are accepted by lot, such person has a “net long position” (i.e., more Shares held in long positions than in short positions) in (1) a number of Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tendering to S&W within the period specified in the Offer or (2) other securities immediately convertible into, exercisable for or exchangeable into a number of Shares (“Equivalent Securities”) that are equal to or greater than the number of Shares tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange, or exercise of such Equivalent Securities and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to S&W within the period specified in the Offer; and (b) Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person and a tender of Shares made pursuant to any method of delivery set forth in the Offer to Purchase will constitute the tendering stockholder’s acceptance of the terms and conditions of the Offer, as well as the tendering stockholder’s representation and warranty to S&W that (i) such stockholder has a “net long position” in a number of Shares or Equivalent Securities at least equal to the Shares being tendered within the meaning of Rule 14e-4 and (ii) such tender of Shares complies with Rule 14e-4.

The undersigned understands that S&W’s acceptance for payment of Shares validly tendered according to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and S&W upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended, or earlier terminated, the terms and conditions of such extension, amendment, or termination). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, S&W may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that all questions as to the number of Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Shares will be determined by S&W in its reasonable discretion and will be final and binding on all parties, except as finally determined in a subsequent judicial proceeding if S&W’s determinations are challenged by stockholders.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the payment of the Purchase Price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the payment of the Purchase Price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Purchase Price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that S&W has no obligation under the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if S&W does not accept for payment any of the Shares so tendered.

IMPORTANT

STOCKHOLDER(S) SIGN HERE

(Also complete the accompanying IRS Form W-9 or an applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

(Signature(s) of Stockholder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification Number:

(See the accompanying IRS Form W-9)

IF REQUIRED, GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature:

Name:

(Please Print)

Title:

(Please Print)

Name of Firm:

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Dated:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

To complete this Amended Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Tendered.”

•	Sign and date this Amended Letter of Transmittal in the box entitled “Stockholder(s) Sign Here.”

•

Fill in and sign the accompanying IRS Form W-9 (in the case of a stockholder that is a U.S. person) or provide the appropriate duly executed IRS Form W-8 (in the case of a stockholder that is not a U.S. person).

In completing this Amended Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•

If you want any payment for Shares or certificates not tendered or purchased delivered to an address other than that appearing in the box entitled “Description of Shares Tendered” (unless change of address box has been checked), complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined below) unless this Amended Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. No signature guarantee is required on this Amended Letter of Transmittal if (i) this Amended Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Amended Letter of Transmittal or (ii) Shares tendered herewith are tendered for the account of a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program, the Stock Exchanges Medallion Program, or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”). In all other cases, all signatures on this Amended Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a certificate for Shares is registered in the name of a person other than the person executing this Amended Letter of Transmittal, or if payment is to be made, or Shares not purchased or tendered are to be issued, to a person other than the registered holder of the certificate surrendered, then the tendered certificate must be endorsed or accompanied by an appropriate stock power, signed in either case exactly as the name of the registered holder appears on the certificate, with the signature guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Amended Letter of Transmittal is to be completed by stockholders of S&W either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For Shares to be tendered properly in the Offer (i) the certificates for the Shares, or confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer set forth herein and in the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message (as defined below), and any other documents required by this Amended Letter of Transmittal, must be received prior to the Expiration Time by the Depositary at one of its addresses set forth on the cover page of this Amended Letter of Transmittal; or (ii) the tendering stockholder must, prior to the Expiration Time, comply with the guaranteed delivery procedure set forth herein and in the Offer to Purchase.

Stockholders holding Shares in a brokerage account or otherwise through a broker, dealer, commercial bank, trust company, or other nominee, must contact their broker, dealer, commercial bank, trust company, or other nominee to tender their Shares. Stockholders who hold Shares through a nominee are urged to consult their nominee to determine whether any charges may apply if stockholders tender Shares through such nominee and not directly to the Depositary.

If a stockholder desires to tender Shares in the Offer and the stockholder’s Share certificates are not immediately available or cannot be delivered to the Depositary prior to the Expiration Time (or the procedures for book-entry transfer cannot be completed on a timely basis), or if time will not permit delivery of all required documents to the Depositary prior to the Expiration Time, the Shares may still be tendered if all of the following conditions are satisfied: (i) the tender is made by or through an Eligible Institution; (ii) the Depositary receives by mail or overnight courier, prior to the Expiration Time, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by S&W, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and (iii) the certificates for all tendered Shares, in proper form for transfer (or confirmation of book-entry transfer of the Shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message (as defined below) in the case of a book-entry transfer, and any required signature guarantees and other documents required by this Amended Letter of Transmittal, are received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery. For purposes of the Offer, a “business day” means any day other than a Saturday, Sunday, or Federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgement from the participant tendering Shares through DTC that such participant has received, and agrees to be bound by, the terms of this Amended Letter of Transmittal and that S&W may enforce such agreement against that participant.

The signatures on this Amended Letter of Transmittal cover the Shares tendered hereby.

The method of delivery of all documents, including certificates for Shares, this Amended Letter of Transmittal, and any other required documents, including delivery through DTC, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation (as defined below)). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

All tendering stockholders, by executing this Amended Letter of Transmittal, waive any right to receive any notice of acceptance of their Shares for payment.

All questions as to the number of Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Shares will be determined by S&W in its reasonable discretion and will be final and binding on all parties, except as finally determined in a subsequent judicial proceeding if S&W’s determinations are challenged by stockholders. S&W reserves the right to reject any or all tenders of any Shares that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of S&W’s counsel, be unlawful. S&W also reserves the right to waive any of the conditions of the Offer prior to the Expiration Time with respect to all tendered Shares. S&W also reserves the right to waive any defect or irregularity in any tender with respect to any particular Shares, whether or not S&W waives similar defects or irregularities in the case of any other stockholder. No tender of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by S&W. S&W will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Shares. None of S&W, the Depositary, Innisfree M&A Incorporated, the information agent for the Offer (the “Information Agent”), Cowen and Company, LLC, the dealer manager for the Offer (the “Dealer Manager”), or any other person will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any such notice.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Amended Letter of Transmittal, promptly after the Expiration Time or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Amended Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Amended Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Amended Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to S&W of the authority of such person to so act must be submitted.

If this Amended Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If a certificate for Shares is registered in the name of a person other than the person executing this Amended Letter of Transmittal, or if payment is to be made, or Shares not purchased or tendered are to be issued, to a person other than the registered holder of the certificate surrendered, then the tendered certificate must be endorsed or accompanied by an appropriate stock power, signed in either case exactly as the name of the registered holder appears on the certificate, with the signature guaranteed by an Eligible Institution. See Instruction 1.

6. Stock Transfer Taxes. S&W will pay all stock transfer taxes, if any, payable on the transfer to S&W of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person signing this Amended Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person, will be deducted from the Purchase Price unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted to the Depositary.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for payment of the Purchase Price of any Shares accepted for payment are to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Amended Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Amended Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8. Important U.S. Federal Tax Information; IRS Forms W-9 and W-8. To avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. stockholder tendering Shares must, unless an exemption applies, timely provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct (or that such stockholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 accompanying this Amended Letter of Transmittal. If a stockholder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such stockholder and payment to such stockholder pursuant to the Offer may be subject to backup withholding tax at a rate currently equal to 28%. All U.S. stockholders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding tax (unless an applicable exemption exists and is proved in a manner satisfactory to the Depositary). To the extent that a U.S. stockholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by timely providing the required information to the IRS.

If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the stockholder should write “APPLIED FOR” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the Depositary has not been provided with a properly certified TIN by the time of payment, backup withholding tax will apply.

If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

Certain stockholders (including, among others, corporations, individual retirement accounts, and certain foreign individuals and entities) are not subject to U.S. federal backup withholding tax but may be required to provide evidence of their exemption from such backup withholding tax. Exempt U.S. stockholders should check the “Exempt payee” box on the IRS Form W-9. See the accompanying IRS Form W-9 for more instructions.

Non-U.S. stockholders, such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an applicable withholding exemption, a non-U.S. stockholder (or a stockholder’s non-U.S. designee, if any) may be required to properly complete and submit an IRS Form W-8BEN, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such exempt status (which may be obtained on the IRS website (www.irs.gov)).

The foregoing is a summary only of certain U.S. federal income tax considerations. Stockholders should consult with their own tax advisors regarding the tax consequences with respect to their particular circumstances and to determine whether they are exempt from these backup withholding tax and reporting requirements.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address listed below. Additional copies of the Offer to Purchase, this Amended Letter of Transmittal, the Notice of Guaranteed Delivery, and IRS Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies, or other nominees. An applicable IRS Form W-8 may be obtained from the Depositary or from the IRS at its website: www.irs.gov.

10. Mutilated, Lost, Stolen or Destroyed Certificates. If any certificate representing Shares has been mutilated, lost, stolen, or destroyed, the stockholder should promptly call the Depositary at (801) 272-9294. The stockholder will then be instructed by the Depositary as to the steps that must be taken to replace the certificate. This Amended Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

11. Conditional Tender of Shares. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Amended Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Amended Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased from you if any are to be purchased from you.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether S&W accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, S&W may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and checked the box so indicating.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale or exchange of such Shares by the stockholder, rather than a distribution to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Each stockholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 14 of the Offer to Purchase.

12. Proration. If proration of tendered Shares is required, S&W will determine the final proration factor promptly following the Expiration Time. Subject to adjustment to avoid the purchase of fractional Shares and subject to conditional tenders described in Section 6 of the Offer to Purchase, proration for each stockholder tendering Shares will be based on the ratio of the number of Shares properly tendered and not properly withdrawn by the stockholder to the total number of Shares properly tendered and not properly withdrawn by all stockholders. After the Expiration Time, stockholders may obtain preliminary proration information from the Information Agent and also may be able to obtain the information from their brokers.

IMPORTANT: THIS AMENDED LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

The Depositary for the Offer is:

INTERWEST TRANSFER COMPANY, INC.

By Overnight Delivery or By Hand Delivery: Interwest Transfer Company, Inc. 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117	By Mail: Interwest Transfer Company, Inc. P.O. Box 17136 Salt Lake City, UT 84117

By Facsimile Transmission:

For Eligible Institutions only:

(801) 277-3147

Confirm Facsimile Receipt by Telephone:

(801) 272-9294

Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Amended Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone numbers and location listed below, and copies will be furnished promptly at S&W’s expense. Stockholders may also contact their brokers, dealers, commercial banks, trust companies, or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (888) 750-5834

Banks and Brokers may call collect: (212) 750-5833

The Dealer Manager for the Offer is:

599 Lexington Avenue

New York, New York 10022

(212) 201-4888

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:									☐	Exempt payee
	☐ Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶
	Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Form W-9 (Rev. 12-2011)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.